AMENDMENT NO. 10 TO CREDIT AGREEMENT AND WAIVER


                  THIS AMENDMENT NO. 10 TO CREDIT AGREEMENT (the "Amendment") dated as of July 1, 1996 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, Chemical Bank, CoreStates Bank, N.A., Creditanstalt-Bankverein, First Union National Bank of North Carolina, Mellon Bank, N.A., Toronto Dominion (New York), Inc. and NationsBank of Tennessee, N.A., (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $200,000,000 revolving credit facility to the Borrower; and

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the Credit Agreement as hereinafter provided, including without limitation to increase the revolving credit facility to $250,000,000 and to add Toronto Dominion (New York), Inc. and Chemical Bank as Banks.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


             1.   Definitions.

                  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.


             2.   Amendment of Credit Agreement.

                           A.  Articles  I through  XI.  The  parties  hereto do
hereby amend and restate the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto.

                           B.  Schedules.  Schedule  1.01(R)(2)  Commitments  of
Banks, to the Credit Agreement is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference as the original schedule. Schedule 6.01(a) and (c)





Qualifications to do Business and Subsidiaries is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical references as the original schedule, but the new title, Qualifications to do Business, Subsidiaries and Excluded Entities.

                           C.  Exhibits.  Each of the following  exhibits to the
Credit Agreement is hereby amended and restated to read as set forth on the exhibit attached hereto bearing the same numerical reference as the original exhibit:

         Exhibit 8.01(m)(i)     -        Acquisition Approval Certificate
         Exhibit 8.01(m)(ii)    -        Acquisition Notice Certificate
         Exhibit 8.03(d)(2)     -        Compliance  Certificate   for   Quarter
                                         Ending 3/31/96 and Thereafter

                           D.  Additional  Banks.  Toronto  Dominion (New York),
Inc. and Chemical Bank upon execution of this Amendment, hereby each became a Bank party to the Credit Agreement.


               3. Conditions   of   Effectiveness   of   this   Agreement.   The
effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                           (a) Representations and Warranties;  No Defaults. The
representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

                           (b) Organization, Authorization and Incumbency. There
shall be delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                           (i)  all   action   taken  by  such  Loan   Party  in
                                connection with this Amendment and the other Loan Documents;

                           (ii) the names of the officer or officers  authorized
                                to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                           (iii)copies   of   its   organizational    documents,
                                including its certificate of incorporation and bylaws if it is a corporation and its certificate of partnership and partnership agreement if it is a partnership, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the Loan Parties other than Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered remain in effect and have not been amended.

                           (c) Opinions of Counsel.  There shall be delivered to
the Agent for the benefit of each Bank a written opinion dated the date hereof of Testa, Hurwitz & Thibeault, L.L.P., counsel for the Loan Parties, in form and substance satisfactory to the Agent.

                           (d) Fees and  Expenses.  The  Borrower  shall  pay or
cause to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the fees set forth in that certain letter agreement between the Borrower and the Agent regarding fees of the Agent and certain Banks with respect to the increase in the Revolving Credit Commitments from $200 million to $250 million and all other fees accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, fees of the Agent's counsel in connection with this Amendment.

                           (e) Acknowledgment.  Each of the Loan Parties,  other
than the Borrower, shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit 2 hereto.

                           (f) Legal  Details;  Counterparts.  All legal details
and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                           (g) Notes.  The Borrower  shall have delivered to the
Agent on behalf of each Bank a Note in the amount of each Bank's Commitment.

                           (h) Mariner Health Properties IV, Ltd. Mariner Health
Properties IV, Ltd. (formerly known as Regency Health Properties IV, Ltd.) shall have executed a joinder to the Guaranty Agreement in form and substance satisfactory to the Agent.


                4. Outstanding Items. The Borrower covenants and agrees to undertake in good faith to complete as promptly as possible, but no later than July 31, 1996, all outstanding items required to be completed in connection with Amendments 1 through 9 of the Credit Agreement, the satisfaction of which it is expressly agreed has not been waived by the Banks.


                5. Mortgages. On or before July 31, 1996, the Borrower shall cause the Loan Parties to enter into appropriate amendments to the Mortgages, such amendments to be in form and substance satisfactory to the Agent to set forth, among other matters, an acknowledgment of the increase in the amount of the Revolving Credit Commitments to $250 million.


                 6.  Amendment to Certain Other Loan Documents.

                           (a)  Schedule 1 to that  certain  Guaranty  Agreement
made by each Subsidiary of the Borrower party thereto, for the benefit of the Banks, dated as of May 18, 1994, as amended is hereby amended and restated to read as set forth on the Schedule attached hereto bearing the same numerical reference and name.

                           (b) Schedule A to the following Pledge  Agreements is
hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference and name:

                           (i) SCHEDULE A TO THE PLEDGE AGREEMENT (Borrower) dated as of May 18, 1994, as amended, by the Borrower, as pledgor in favor of the Agent

                           (ii) SCHEDULE A TO THE PLEDGE AGREEMENT (Subsidiaries
                                Pledging Stock) dated as of May 18, 1994, as amended, by certain Subsidiaries of the Borrower, as pledgor in favor of the Agent

                           (iii)SCHEDULE  A  TO  AMENDED  AND  RESTATED   PLEDGE
                                AGREEMENT (Subsidiaries Pledging Partnership Interests) dated June 1, 1996, as amended, by certain Subsidiaries of the Borrower, as pledgor in favor of the Agent

               7. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.


               8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


                              [INTENTIONALLY BLANK]

                  [SIGNATURE PAGE 1 OF __ TO AMENDMENT NO. 10]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   MARINER HEALTH GROUP, INC.


                                   By:
                                   Name:
                                   Title:


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   individually and as Agent


                                   By:
                                   Name:
                                   Title:


                                   CORESTATES BANK, N.A.


                                   By:
                                   Name:
                                   Title:


                                   CREDITANSTALT - BANKVEREIN


                                   By:
                                   Name:
                                   Title:


                                   By:
                                   Name:
                                   Title:


                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA


                                   By:
                                   Name:
                                   Title:



                  [SIGNATURE PAGE 2 OF __ TO AMENDMENT NO. 10]

                                   MELLON BANK, N.A.


                                   By:
                                   Name:
                                   Title:


                                   NATIONSBANK OF TENNESSEE, N.A.


                                   By:
                                   Name:
                                   Title:







                  [SIGNATURE PAGE 3 OF __ TO AMENDMENT NO. 10]


                                   TORONTO DOMINION (NEW YORK), INC.



                                   By:
                                   Name:
                                   Title:






                  [SIGNATURE PAGE 4 OF __ TO AMENDMENT NO. 10]


                                   CHEMICAL BANK



                                   By:
                                   Name:
                                   Title:






                               SCHEDULE 1.01(R)(2)

                              COMMITMENTS OF BANKS


                                                         AMOUNT OF COMMITMENT
               BANK                                   FOR REVOLVING CREDIT LOANS
               ----                                   --------------------------

PNC BANK, NATIONAL ASSOCIATION                               $ 45,000,000
CHEMICAL BANK                                                $ 20,000,000
CORESTATES BANK, N.A.                                        $ 35,000,000
CREDITANSTALT-BANKVEREIN                                     $ 20,000,000
FIRST UNION NATIONAL BANK OF NORTH CAROLINA                  $ 35,000,000
MELLON BANK, N.A.                                            $ 35,000,000
NATIONSBANK OF TENNESSEE, N.A.                               $ 40,000,000
TORONTO DOMINION (NEW YORK), INC.                            $ 20,000,000
                                                             ------------
                                                             $250,000,000